UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
April 29, 2008
(Date of report; date of
earliest event reported)
Commission file number: 0-51438
RESIDENTIAL CAPITAL, LLC
(Exact name of registrant as specified in its charter)

Delaware	20-1770738
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)
One Meridian Crossings
Minneapolis, Minnesota
55423
(Address of principal executive offices)
(Zip Code)
(952) 857-8700
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operation and Financial Condition
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
Announcement
Charts Furnished to Securities Analysts

Item 2.02      Results of Operation and Financial Condition
On April 29, 2008, Residential Capital, LLC (ResCap) announced operating results for the first quarter ended March 31, 2008. The announcement is attached hereto and incorporated by reference as Exhibit 99.1.
Charts furnished to securities analysts in connection with ResCap’s first quarter 2008 earnings announcement are attached hereto and incorporated by reference as Exhibit 99.2.
Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description

99.1	Announcement, Dated April 29, 2008

99.2	Charts Furnished to Securities Analysts
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RESIDENTIAL CAPITAL, LLC
(Registrant)

Dated: April 29, 2008	/S/ James N. Young

James N. Young
Chief Financial Officer
EXHIBIT INDEX

Exhibit No.	Description

99.1	Announcement, Dated April 29, 2008

99.2	Charts Furnished to Securities Analysts